[LOGO OF UBS] UBS  Global Asset
                   Management

INSTITUTIONAL MONEY MARKET FUNDS
UBS SELECT MONEY MARKET FUND
UBS SELECT TREASURY FUND
SUPPLEMENT TO THE PROSPECTUS
DATED AUGUST 30, 2006

September 21, 2006

IMPORTANT INFORMATION FOR INVESTORS BUYING SHARES THROUGH FINANCIAL INTERMEDIARIES WHERE THE SHARES ARE NOT REGISTERED WITH THE FUNDS' TRANSFER AGENT IN THE INVESTORS' OWN NAME.

Dear Investor:

The purpose of this supplement is to provide you with updated information regarding managing your fund account.

If you buy Institutional shares through financial intermediaries who hold the shares in "street name" (i.e., the shares are registered in the name of someone else who holds them on your behalf, such as a broker), then you should direct all your requests to buy, sell or exchange shares directly to your financial intermediary. It is not necessary to complete a fund account application in connection with initial purchases under such circumstances. Investors owning shares in this manner will not be able to go directly to the funds' transfer agent but will need to go directly to the financial intermediary, which is then responsible for timely relaying your instructions to the funds' transfer agent. The funds' Electronic Trade Entry feature is not available to such investors. You should not wire money directly to the funds' transfer agent if your account is in "street name."

If you are not a direct investor in the funds, please contact your financial intermediary if you have questions regarding how your shares are registered.

The information in the Prospectus under "Managing your fund account" beginning on page 13 up until the section captioned "UBS Financial Services Inc.:
Automated Purchasing Accounts" on page 18 is revised to the extent necessary to be consistent with the above.

ZS292

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. IS A SUBSIDIARY OF UBS AG